Form Approved: OMB No. 1512-0017
                                         For ATF  ONLY
                                         PERMIT NO. 98-11040
                                         VALID FOR 12 MONTHS AFTER THE
                                         DATE OF APPROVAL (ITEM 17 BELOW)

DEPARTMENT OF THE TREASURY- BUREAU OF ALCOHOL, TOBACCO AND FIREARMS
        APPLICATION AND PERMIT FOR IMPORTATION OF FIREARMS
                 AMMUNITION AND IMPLEMENTS OF WAR
     NOT FOR USE BY MEMBERS OF THE UNITED STATES ARMED FORCES
                      (Submit in triplicate)
_____________________________________________________________________________
                     SECT10N I - APPLICATION
_____________________________________________________________________________
                                                             3. COUNTRY OF
1. FEDERAL FIREARMS LICENSE (if Any)     2. TELEPHONE NO.       EXPORTATION
-------------------------------------    -----------------   ---------------
LICENSE NO.           EXPIRATION DATE     817-284-7474         South Africa
5-75-220 08-1J-41795  09-01-2001
_____________________________________________________________________________

4.RETURN APPROVED PERMIT TO (Enter name, address    5. APPLICANTS NAME AND
ADDRESS and ZIP Code if different than applicant's)   (Including ZIP Code)

                                                     Griffon USA, INc.
                                                     2513 E Loop 820 N
                                                     Fort Worth TX 76118
_____________________________________________________________________________

6. NAME AND ADDRESS OF FOREIGN SELLER   7. NAME AND ADDRESS OF FOREIGN SHIPPER

GRIFFON                                 GRIFFON
322 15TH ST.                            322 15TH STREET
RANDIES PARK, MIDRAND 1685              RANDIES PARK, MIDRAND 1685
______________________________________________________________________________

8. DESCRIPTION of FIREARMS AND AMMUNITION (For firearms, enter SG)-Shotgun;
(RI)-Rifle; (PI)-Pistol; (RE)-Revolver)

_____________________________________________________________________________________________________________________
NAME AND ADDRESS OF MANUFACTURER TYPE      CALIBER MODEL   LENGTH OVERALL SERIAL    NEW(N)  QUANTITY     UNIT
         a                       (SG),(RI)  GAUGE  (MFRS.)   OF    LENGTH   NO.     OR      (Each Type)  COST
                                 (PI),(RE) OR SIZE DESIGN  BARREL (Inches)  g.      USED(U)    i.         j.
                                  b.         c.      d.       e.     f.              h.
_____________________________________________________________________________________________________________________
F
I    GRIFFON                          PI        .45    1911 A1  4.14   7.88    R5A        N       700         $375.00
R    322 15TH STREET                                                          302002              ALL         EACH
E    RANDIES PARK                                                              THRU               TOGETHER
A    MIDRAND 1685                                                              RSA
R                                                                             302701
M
S
_____________________________________________________________________________________________________________________

A
M     <Stamp appears here: Title CFR Part 178.92 requires that within 15 days after
U      release from Customs custody, each firearm imported shall be
N      identified by engraving or casting on the frame or receiver the serial number,
I      and on the frame, receiver or the barrel, the following: (1) model (2) caliber
T      or gauge, (3) name of manufacturer or country where manufactured, (4) the name
I      city and state of importer.>

O
N
____________________________________________________________________________________________________________________
I
M 0
P F                                       <Stamped here: RECEIVED
L                                                        OCT 28 1998>
M W
E A
N R
T
S
____________________________________________________________________________________________________________________

9. SPECIFIC PURPOSE OF INFORMATION (Use additional sheets, if necessary)

   To sale
_____________________________________________________________________________
10. ARE YOU REGISTERED PURSUANT TO THE ARMS   11.IF"YES",GIVE REGISTRATION NO.
    EXPORT CONTROL ACT OF 1976 [ ]YES [x] NO
_____________________________________________________________________________
Under the penalties provided by law, I declare that I have examined this application, including the documents submitted in support of it, and, to the best of knowledge and belief, it is true, correct, and complete.
_____________________________________________________________________________
12. SIGNATURE OF APPLICANT    13. TITLE               14. DATE
/s/ David Gregor                  President              10/16/98
_____________________________________________________________________________
SECTION II - FOR ATF USE ONLY (Please make no entries in this section)
______________________________________________________________________________
15.THE APPLICATION HAS BEEN EXAMINED AND THE IMPORTATION OF THE FIREARMS, AMMUNITION, AND IMPLEMENTS OF WAR DESCRIBED HEREIN IS:

 [ x ] APPROVED                                <Stamp: Upon the date of enact-
                                                ment of the violent crime
 [   ] PARTIALLY APPROVED FOR THE REASON        control and law enforcement
       INDICATED HERE OR ON ATTACHED LETTER     Act of 1994 (Crime Bill), this
                                                permit does not authorize the
 [   ] DISAPPROVED FOR THE REASON               importation of any ammunition,
       INDICATED HERE OR ON ATTACHED LETTER     magazine, drum, belt, feed
                                                strip, or similar device
                                                having a capacity of more than
                                                ten rounds of ammunition.
                                                Please note: this restriction
                                                does not apply to an attached
                                                tubular device designed to
                                                accept and capable of
                                                operating only with .22 cali-
                                                ber rimfire ammunition.>
_____________________________________________________________________________
16.  SIGNATURE OR THE DIRECTOR OF BUREAU OF ALCOHOL         17.  DATE
     TOBACCO AND FIREARMS

 /S/ Laurence L. White                                       Nov 20,1998